UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

Paragon 28, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40902	27-3170186
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

14445 Grasslands Drive	80112
Englewood, CO	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (730) 399-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FNA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Paragon 28, Inc. (the “Company”) entered into an agreement dated November 23, 2021 (the “Purchase Agreement”) with AMBAR Grasslands LLC (the “Seller”) to purchase the Company’s headquarters located at 14445 Grasslands Drive, Englewood, CO (the “Headquarters”) for $18.3 million. The Purchase Agreement contains terms and conditions customary for similar agreements. The Company’s purchase of the Headquarters from the Seller closed on January 4, 2022. Prior to the closing, the Company had leased the Headquarters from the Seller. The Company intends to finance a portion of the price paid for the Headquarters at a later date, subject to market conditions.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the Company’s plans to finance a portion of the price paid for the Headquarters at a later date, subject to market conditions. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward-looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s final prospectus filed with the SEC pursuant to Rule 424(b)(4) on October 19, 2021. The Company does not undertake any obligation to update forward-looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON 28, INC.

Date: January 10, 2022	By:	/s/ Jonathan Friedman
Jonathan Friedman
General Counsel